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                                                                   Exhibit 10.40


                             MODIFICATION AGREEMENT




THIS MODIFICATION AGREEMENT (the "Modification") is made as of the 20th day of September, 1998 by and between Golf One Industries, Inc., a Delaware corporation, ("Golf One"), and Norman A. Kunin ("Consultant"), (collectively the "Parties").

WHEREAS, the Parties have entered into a Consulting Agreement dated as of November 1, 1997 (the "Agreement") attached as Exhibit A and made an integral part hereof; and

WHEREAS, the Parties have agreed to modify the Agreement so that the entire Agreement remains effective including the changes pursuant to this Modification.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Golf One and Consultant agree to the following modifications:

1. The term of the Agreement shall extend to one (1) year from the closing date of the Company's Initial Public Offering, or if an Initial Public Offering shall not close by December 31, 1998, then to December 31, 1999.

2. In consideration of the services rendered and to be rendered by Consultant under the Agreement and this Modification, Golf One hereby agrees to pay Consultant compensation as follows: (A) Golf One shall pay Six Thousand Dollars ($6,000.00) per month commencing with the Month of September, 1998 in payments of $3,000.00 each on the 1st and 15th of each month for the remainder of the extended term.

3. The Indemnification Agreement identified as Exhibit B to Consultant's prior Employment Agreement with Golf One dated February 27, 1996 shall continue through the extended term of the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Modification as of the day and year first above written.

GOLF ONE INDUSTRIES, INC.                            CONSULTANT


By: /s/ A.J. Cervantes                               /s/ Norman A. Kunin
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                                                     Norman A. Kunin
Its: President
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